EAGLE TELECOM INTERNATIONAL              PURCHASE ORDER
910 GEMINI
HOUSTON, TEXAS 77058

                                       P.O. NUMBER:

PHONE:  (713) 280-048FAX:  280-0381    DATE:  _______________________________

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TO:   _________________________________DEPARTMENT:________________________
      _________________________________ACCOUNTING CODE_______________-100
      _________________________________PROJECT OR JOB#:_____________________

Contact________________________________TERMS:______ NET 30__________________

Phone:     ____________________________                     ***
Fax  #:________________________________VIA:____UPS___________________________

SHIP TO:                               PROMISED SHIP DATE:
       EAGLE TELECOM INTERNATIONAL
       910 GEMINI                      ______________________________________
       HOUSTON, TEXAS 77058
CUST #:                                TAXABLE:____ EXEMPT:____ XXX

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***RECEIVING CLERK:                      BILLIE B. MIZE

   NOTIFY
   IMMEDIATELY UPON ARRIVAL        ____________________________________________
   AT ETI SHIPPING DOCK                  PURCHASING